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                          Supplement Dated June 3, 2002

                       To the Prospectus Dated May 1, 2002

        To Scheduled Purchase Payment Variable Deferred Annuity Contracts

                                    Issued By

                      GE Life and Annuity Assurance Company

                Through Its GE Life & Annuity Separate Account 4

         This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

         Effective June 3, 2002, the second sentence of the "Principal Underwriter" provision of the "Distribution of the Contracts" section is amended as follows:

                  Capital Brokerage, a Washington corporation and an affiliate of ours, is located at 201 Merritt 7, PO Box 5005, Norwalk, Connecticut, 06856-5005.